SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 18, 2012 (June 12, 2012)

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3	Securities and Trading Markets

Item 3.03	Material Modifications to Rights of Security Holders.

On June 15, 2012, VirtualScopics, Inc. (the "Company") filed (i) the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock and (ii) the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock with the Secretary of State of the State of Delaware, each of which became effective upon the filing thereof with the Secretary of State. The Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock and the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock, describing the rights, privileges and preferences of the Company's Series A Convertible Preferred Stock and the Company's Series B Preferred Stock, respectively, are described more fully in Item 5.03 below.

Section 5	Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of the Company held on June 12, 2012 (the "2012 Annual Meeting"), the stockholders of the Company approved amendments to the Certificates of Designations for its Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Preferred Stock, as described in the Company’s Proxy Statement dated April 27, 2012, relating to the 2012 Annual Meeting. The amendments amend these Certificates of Designation to, among other things:

•	eliminate the right to approve senior or pari passu securities;

•	clarify that class approval rights do not extend to a sale of the Company or similar change in control event;

•	eliminate anti-dilution adjustments for new shares issued at a price less than the conversion price of the Company's Series C Preferred Stock;

•	confirm the senior nature of the Series C Preferred Stock and conform to the other rights of the Series C Preferred Stock; and

•	eliminate redemption rights for the Series B Preferred Stock

On June 15, 2012, the Company filed (i) the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock and (ii) the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock with the Secretary of State of the State of Delaware, each of which became effective upon the filing thereof with the Secretary of State.

The foregoing summary is qualified in its entirety by reference to the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference, and the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock, a copy of which is filed as Exhibit 3.2 attached hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company's Annual Meeting of Stockholders held on June 12, 2012, the following nominees for director were elected to serve until the 2013 Annual Meeting of Stockholders and until a successor is elected and qualified, with stockholder votes cast as follows:

PROPOSAL 1: To elect seven (7) members to our Board of Directors to serve a one (1) year term.

	Number of Votes
	For	Abstain	Broker Non-Votes
Robert G. Klimasewski	17,272,001	1,711,959	10,105,618
Mostafa Analoui	17,272,701	1,711,259	10,105,618
Daniel I. Kerpelman	17,156,917	1,827,043	10,105,618
L. Jeffrey Markin	17,211,344	1,772,616	10,105,618
Norman N. Mintz	17,158,917	1,825,043	10,105,618
Charles E. Phelps	17,256,089	1,727,871	10,105,618
Terence A. Walts	17,158,917	1,825,043	10,105,618

On other business conducted at the Annual Meeting, the stockholders (i) ratified the appointment of Marcum LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2012, (ii) approved the issuance of common stock issuable upon full conversion of Series C Preferred Stock and any accrued dividends thereon, full exercise of Series C Warrants and payment of dividends on Series C Preferred Stock, or otherwise issuable pursuant to the Series C Financing, in accordance with the applicable NASDAQ listing rules, (iii) approved the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock and (iv) approved Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock. The following tables present the final voting results for the Proposals presented for stockholder approval. Unless otherwise indicated, all results presented below reflect the voting power of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock, voting together as a single class:

PROPOSAL 2: To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
All Classes Voting Together	27,343,032	127,865	1,618,681	-

PROPOSAL 3: To approve the issuance of common stock issuable upon full conversion of Series C Preferred Stock and any accrued dividends thereon, full exercise of Series C Warrants and for payment of dividends on Series C Preferred Stock, or otherwise issuable pursuant to the Series C financing, in accordance with the applicable NASDAQ Listing Rules.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
All Classes Voting Together (1)	16,975,859	407,750	1,600,351	10,105,618

(1)	In accordance with NASDAQ Listing Rules, the votes of the holders of Series C-1 Preferred Stock were not counted in calculating the voting results for this proposal.

PROPOSAL 4: To approve the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
All Classes Voting Together	17,094,354	288,985	1,600,621	10,105,618
Series A Preferred Stock	1,828	-	-	-
Series C-1 Preferred Stock	3,000	-	-	-

PROPOSAL 5: To approve the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
All Classes Voting Together	17,105,229	279,985	1,598,746	10,105,618
Series B Preferred Stock	600	-	-	-
Series C-1 Preferred Stock	3,000	-	-	-

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock
3.2	Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: June 18, 2012	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Chief Business and Financial Officer, Sr. Vice President

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock
3.2	Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock